SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

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The High Yield Plus Fund Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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THE HIGH YIELD PLUS FUND, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To our Stockholders:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (“Meeting”) of The High Yield Plus Fund, Inc. (“Fund”) will be held on August 30, 2006 at 10:00 a.m., Eastern Time, at the principal executive office of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 for the following purposes:

(1) to elect three Class III Directors of the Fund; and

(2) to consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

Only holders of common stock of record at the close of business on June 20, 2006 are entitled to notice of and to vote at the Meeting or any adjournments thereof.

By Order of the Board of Directors,

/S/ DEBORAH A. DOCS
Deborah A. Docs Secretary and Chief Legal Officer

Dated: July 19, 2006

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN.

PLEASE RETURN YOUR PROXY CARD PROMPTLY.

Stockholders are invited to attend the Meeting in person. Any stockholder who does not expect to attend the Meeting is urged to indicate voting instructions on the enclosed form of proxy, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States.

To avoid the additional expense to the Fund of further solicitation, we ask your cooperation in mailing your proxy promptly, no matter how large or small your holdings may be.

THE HIGH YIELD PLUS FUND, INC.

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

PROXY STATEMENT

Annual Meeting of Stockholders

August 30, 2006

INTRODUCTION

This Proxy Statement is furnished to the stockholders of The High Yield Plus Fund, Inc. (“Fund”) on behalf of the Board of Directors of the Fund (“Board”) in connection with the solicitation of proxies to be voted at the Annual Meeting of Stockholders or any adjournments thereof (“Meeting”) to be held on August 30, 2006 at 10:00 a.m., Eastern Time, at the principal executive office of the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077. As discussed more fully below, stockholders of the Fund are being asked to vote on a proposal to elect three Directors of the Fund. The Board knows of no business other than the election of three Class III Directors that will be presented for consideration at the Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment in the interests of the Fund.

If the enclosed form of proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. A proxy may nevertheless be revoked or changed at any time prior to its use by written notification received by the Fund, by the execution of a subsequently dated proxy or by attending the Meeting and voting in person (only attending the Meeting will not automatically revoke a proxy). However, if no instructions are specified on a properly executed proxy, shares will be voted “FOR” the election of each nominee for Class III Director and “FOR” or “AGAINST” any other matters acted upon at the Meeting in the discretion of the persons named as proxies.

The close of business on June 20, 2006 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting (“Record Date”). Stockholders on the Record Date will be entitled to one vote for each share held, with no shares having cumulative voting rights. As of the Record Date, the Fund had 16,088,240 shares of common stock outstanding and entitled to vote. It is expected that the Notice of Annual Meeting, Proxy Statement and form of proxy first will be mailed to stockholders on or about July 19, 2006.

The solicitation is made primarily by the mailing of this Proxy Statement and the accompanying proxy. All expenses in connection with preparing this Proxy Statement and its enclosures, and additional solicitation expenses including reimbursement of brokerage firms and others for their expenses in forwarding proxy solicitation materials to the beneficial owners of shares, will be borne by the Fund. The solicitation of proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of Prudential Investments LLC. In addition, the Fund’s Board of Directors has authorized management to retain a proxy solicitation firm to assist in the solicitation of proxies for the Meeting. Management has selected Computershare Fund Services as the proxy solicitation firm (the Proxy Solicitation Firm). The estimated cost of solicitation by the Proxy Solicitation Firm is $5,000 in fees, plus out-of-pocket expenses, and will be borne by the Fund.

The presence at the Meeting, in person or by proxy, of stockholders entitled to cast a majority of the votes of the Fund’s outstanding common stock is required for a quorum. Each outstanding full share of the Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. The affirmative vote of the holders of a majority of the shares present, in person or by proxy, at the Meeting is required to elect each Class III Director. In the event that a quorum is present at the Meeting but sufficient votes to approve a proposed item are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. Any such adjournments will require the affirmative vote of a majority of those shares present at the Meeting or represented by proxy. In such case, the persons named as proxies will vote those proxies that they are entitled to vote in favor of such item “FOR” such an adjournment, and will vote those proxies required to be voted against such item “AGAINST” such an adjournment. A stockholder vote may be taken on the nominations in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

Broker non-votes are shares held in “street name” for which a broker indicates that it has not received instructions from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted “FOR” or “AGAINST” any adjournment or proposal. Accordingly, abstentions and broker non-votes effectively will be a vote “AGAINST” an adjournment or “AGAINST” the proposed nominees for Directors because the required vote is a percentage of the shares present at the Meeting.

As of the Record Date, there are no persons or group known to Management who owned of record or beneficially more than 5% of the Fund’s outstanding common stock.

STOCKHOLDERS MAY OBTAIN A FREE COPY OF THE FUND’S MOST RECENT ANNUAL REPORT AND THE MOST RECENT SEMI-ANNUAL REPORT SUCCEEDING THE ANNUAL REPORT, IF ANY, BY CALLING COMPUTERSHARE TRUST COMPANY, N.A. TOLL-FREE AT (800) 451-6788 OR BY MAILING A WRITTEN REQUEST TO COMPUTERSHARE TRUST COMPANY, N.A., P.O. BOX 43010, PROVIDENCE, RHODE ISLAND 02940-3010.

ELECTION OF DIRECTORS

PROPOSAL

The Fund’s Board of Directors is divided into three classes, designated Class I, Class II and Class III, with the members of each class serving for a term of three years or until their successors are elected and qualified. The classification of the Fund’s Directors helps to promote the continuity and stability of the Fund’s management and policies because the majority of the Directors at any given time will have prior experience as Directors of the Fund.

The current Class III Directors, Linda W. Bynoe, Stephen G. Stoneburn and Clay T. Whitehead, each have terms expiring in 2006. The Fund’s Nominating Committee, consisting solely of the Directors of the Fund who are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940 (the “1940 Act”) (“Independent Directors”), met on June 5, 2006 and reviewed the qualifications, experience and background of Ms. Bynoe who was appointed to the Board in August 2005 and of Messrs. Stoneburn and Whitehead, who were appointed to the Board in January 2005 and May 2000, respectively. Based upon this review, the Committee determined that nominating Ms. Bynoe and Messrs. Stoneburn and Whitehead would be in the best interests of the Fund’s stockholders. The Fund’s Board believes that Ms. Bynoe and Messrs. Stoneburn and Whitehead are well suited for service on the Board due to their familiarity with the mutual fund industry as well as their prior experience in serving as a director for certain mutual fund complexes.

At a meeting held on June 6, 2006, the Board received the recommendation of the Nominating Committee. After discussion and consideration of, among other things, their respective backgrounds, the Board voted to nominate Linda W. Bynoe, Stephen G. Stoneburn and Clay T. Whitehead (collectively, the “Nominees”) for election as Class III Directors with a term expiring in 2009.

Shareholders are asked to elect the Nominees to serve as Directors, each to serve until the expiration of the term of the class to which the Nominee has been nominated or until his or her successor is elected and qualified.

It is the intention of the persons named in the enclosed form of proxy to vote in favor of the election of each Nominee. The Nominees each have consented to be named in this Proxy Statement and to serve as Directors if elected. The Board has no reason to believe that any of the Nominees will become unavailable for election as Directors, but if that should occur before the Meeting, the proxies will be voted for such other nominees as the Board may recommend or the Board may reduce the number of Directors as provided in the Fund’s By-laws. None of the Nominees or current Directors is related to one another.

No Director or Nominee is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding, nor does any Director or Nominee have any interest materially adverse to the Fund or any of its affiliates.

The following tables set forth certain information regarding each of the Nominees, Directors and officers of the Fund. Unless otherwise noted, each of the Nominees, Directors and officers has engaged in the principal occupation listed in the following table for five years or more.

INFORMATION REGARDING NOMINEES

FOR ELECTION AT 2006 ANNUAL MEETING AND CURRENT DIRECTORS

Name, Address(1), Age	Position(s) Held With Fund and Length of Time Served(2)	Principal Occupation During Past Five Years and Other Directorships Held by Director(3)	Number of Portfolios in Fund Complex Overseen by Director(4)
CLASS III (term expiring in 2009, if elected)

INDEPENDENT DIRECTORS/NOMINEES
Linda W. Bynoe, Age 53	Director since 2005.	President and Chief Executive Officer (since March 1995) of Telemat Ltd.; formerly Vice President at Morgan Stanley & Co; Director of Simon Property Group, Inc. (real estate investment trust ) (since May 2003); Director of Axixter International (communication products distributor) (since January 2006); Director of Northern Trust Corporation (since April 2006).	4

		Currently, Director or Trustee of 82 portfolios within the Prudential Retail Fund Complex(5) since 2005.

Stephen G. Stoneburn, Age 62	Director since 2005.	President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	4

		Currently, Director or Trustee of 85 portfolios within the Prudential Retail Fund Complex(5) since 2003.

Clay T. Whitehead, Age 67	Director since 2000.	President (since 1983) of YCO (new business development firms).	4

		Currently, Director or Trustee of 85 portfolios comprising the Prudential Retail Fund Complex(5) since 1999.

CLASS I (term expiring in 2007)

INDEPENDENT DIRECTORS
Richard A. Redeker, Age 62	Director since 2005.	Management Consultant; Director (since 2001) and Chairman of the Board (since 2006) of Invesmart, Inc.; Director of PennTank Lines, Inc. (since 1999).	4

		Currently, Director or Trustee of 85 portfolios within the Prudential Retail Fund Complex(5) since 2003.

Name, Address(1), Age	Position(s) Held With Fund and Length of Time Served(2)	Principal Occupation During Past Five Years and Other Directorships Held by Director(3)	Number of Portfolios in Fund Complex Overseen by Director(4)
David E. A. Carson, Age 71	Director since 2004.	Formerly Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People’s Bank.	4

		Currently, Director or Trustee of 86 portfolios comprising the Prudential Mutual Fund Complex(6) since 2003.

INTERESTED DIRECTOR
Judy A. Rice, Age 58 (7)	President since 2004 and Director since 2005.	President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since February 2003) of Prudential Investments LLC (PI); Vice President (since February 1999) of Prudential Investment Management Services LLC (PIMS); President, Chief Executive Officer and Officer-in-Charge (since April 2003) of Prudential Mutual Fund Services LLC (PMFS); Director since May 2003) and Executive Vice President (since June 2005) of American Skandia Investment Services, Inc.; formerly Executive Vice President (September 1999-February 2003) of PI; Member of Board of Governors of the Investment Company Institute.	4

		Currently, Director or Trustee of 81 portfolios within the Prudential Retail Fund Complex(5) since 2000.

CLASS II (term expiring in 2008)

INDEPENDENT DIRECTORS
Robert E. La Blanc, Age 72	Director since 1999.	President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); Director of Chartered Semiconductor Manufacturing, Ltd. (since 1988); Director of Computer Associates International, Inc. (since 2002) (software company); Director of FiberNet Telecom Group, Inc. (since 2003) (telecom company).	4

		Currently, Director or Trustee of 85 portfolios comprising the Prudential Retail Fund Complex(5) since 1999.

Name, Address(1), Age	Position(s) Held With Fund and Length of Time Served(2)	Principal Occupation During Past Five Years and Other Directorships Held by Director(3)	Number of Portfolios in Fund Complex Overseen by Director(4)
Douglas H. McCorkindale, Age 66.	Director since 1996.	Chairman since (February 2001) of Gannett Co. Inc. (publishing and media); formerly Chief Executive Officer (June 2000-July 2005), President (September 1997-July 2005) and Vice Chairman (March 1984-May 2000) of Gannett Co. Inc.; Director of Gannett Co., Inc.; Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001). Currently, Director or Trustee of 85 portfolios comprising the Prudential Retail Fund Complex(5) since 1996.	4

Robin B. Smith, Age 66	Director since 2005.	Chairperson of the Board (since January 2003) of Publishers Clearing House (direct marketing); formerly Chairperson and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House; Director of BellSouth Corporation (since 1992).	4

		Currently, Director or Trustee of 85 portfolios within the Prudential Retail Fund Complex(5) since 2003.

INTERESTED DIRECTOR
Robert F. Gunia, Age 59 (8)	Vice President since 2004 and Director since 2005.	Chief Administrative Officer (since September 1999) and Executive Vice President (since December 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Executive Vice President (since March 1999) and Treasurer (since May 2000) of PMFS; Chief Administrative Officer, Executive Vice President and Director (since May 2003) of American Skandia Investment Services, Inc.; Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.	4

		Currently, Director or Trustee of 158 portfolios within the Prudential Mutual Fund Complex(6) since 1999.

(1)	The address for each Nominee and Director is c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
(2)	Each Director serves until the expiration of his or her term and until his or her successor is elected and qualified, or until his or her death, resignation or removal as provided in the Fund’s by-laws or charter or by statute.
(3)	This column includes only directorships of companies required to report to the Securities and Exchange Commission (the “SEC”) under the Securities Exchange Act of 1934 (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)	For the purpose of proxy statement disclosure requirements, the Fund’s “Fund Complex” consists of the Fund, which is advised by Wellington Management Company, LLP, the Fund’s investment adviser (the “Investment Adviser” or “Wellington”), and a group of three other portfolios of registered investment companies (Strategic Partners Real Estate Fund and the Mortgage Backed Securities Portfolio and U.S. Government Money Market Portfolio of Target Portfolio Trust) which are each sub-advised by Wellington and are all part of the Prudential Retail Fund Complex, for which PI provides investment management and other services. The Fund does not hold itself out as part of any fund complex other than as stated herein.
(5)	The Prudential Retail Fund Complex consists of corporate or trust entities that constitute mutual fund portfolios, including the Fund, for which PI serves as manager to open-end investment companies or as manager or administrator to closed-end investment companies.
(6)	The Prudential Mutual Fund Complex consists of all registered investment companies managed or administered by PI. The funds for which PI serves as manager, administrator or co-manager include JennisonDryden Funds, Strategic Partners Funds, The Prudential Variable Contract Accounts, The Target Portfolio Trust, The Prudential Series Fund, Inc., The High Yield Income Fund, Inc., The High Yield Plus Fund, Inc., Nicholas-Applegate Fund, Inc., American Skandia Trust, and Prudential’s Gibraltar Fund, Inc.
(7)	Ms. Rice is considered an “interested person” as defined under the 1940 Act because of her position as an officer of the Fund.
(8)	Mr. Gunia is considered an “interested person” as defined under the 1940 Act because of his position as an officer of the Fund.

INFORMATION ABOUT THE FUND’S OFFICERS NOT PREVIOUSLY LISTED

Information pertaining to the officers of the Fund is set forth below.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served(2)	Principal Occupations During Past 5 Years
Officers
Jonathan D. Shain (47)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PI; Vice President and Assistant Secretary (since February 2001) of PMFS; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Claudia DiGiacomo (31)	Assistant Secretary	Since 2005	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of PI; Associate at Sidley Austin Brown Wood LLP (1999-2004)

John P. Schwartz (34)	Assistant Secretary	Since 2006	Vice President and Corporate Counsel (since April 2005) of Prudential; Vice President and Assistant Secretary (since December 2005) of PI; Associate at Sidley, Austin Brown & Wood LLP (1997-2005).

M. Sadiq Peshimam (42)	Assistant Treasurer	Since 2006	Vice President (since 2005) and Director (2000-2005) within Prudential Mutual Fund Administration.

Name, Address(1) and Age	Position With Fund	Term of Office and Length of Time Served(2)	Principal Occupations During Past 5 Years
Jack Benintende (42)	Assistant Treasurer	Since 2006	Vice President (since June 2000) within Prudential Mutual Fund Administration; formerly senior manager within the investment management practice of PricewaterhouseCoopers LLP (May 1994 through June 2000).

Lee Augsburger (46)	Chief Compliance Officer	Since 2004	Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

Deborah A. Docs (48)	Chief Legal Officer and Secretary	Since 2005	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Grace C. Torres (46)	Treasurer and Principal Financial and Accounting Officer	Since 2002	Assistant Treasurer (since March 1999) and Senior Vice President (since September 1999) of PI; Assistant Treasurer (since May 2003) and Vice President (since June 2005) of American Skandia Investment Services, Inc.; Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Advisory Services, Inc.; formerly Senior Vice President (May 2003-June 2005) of American Skandia Investment Services, Inc.

(1)	The address for each officer is c/o the Fund, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.
(2)	Officers of the Fund are generally elected and appointed by the Board of Directors for one-year terms.

COMPENSATION OF DIRECTORS

The Fund’s officers receive no compensation from the Fund. The Board adopted a new compensation policy, effective January 1, 2005, in order to further integrate its policies with the Prudential Retail Fund Complex. The Fund pays each of its Independent Directors annual compensation in addition to certain out-of-pocket expenses. Independent Directors who serve on the committees of the Fund may receive additional compensation. The amount of compensation paid to each Independent Director may change as a result of the introduction of additional funds upon whose boards the Directors may be asked to serve.

The table below includes certain information relating to the compensation of the Fund’s Independent Directors paid by the Fund for the fiscal year ended March 31, 2006, as well as information regarding compensation from the Prudential Mutual Fund Complex for the year ended December 31, 2005.(1)

The Fund has no retirement or pension plans for its Directors.

COMPENSATION TABLE

Name of Director	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From the Fund and the Prudential Mutual Fund Complex Paid to Directors(1)(3)
Linda W. Bynoe(2)(4)	$994	N/A	N/A	$179,000	(34/82)
David E. A. Carson	$1,332	N/A	N/A	$190,000	(37/86)
Eugene Dorsey(5)	$1,875	N/A	N/A	$3,125	(1/1)
Robert E. La Blanc	$1,324	N/A	N/A	$179,000	(36/85)
Douglas H. McCorkindale(2)	$1,317	N/A	N/A	$170,000	(35/85)
Thomas T. Mooney(5)	$3,375	N/A	N/A	$199,625	(4/74)
Richard A. Redeker	$1,342	N/A	N/A	$184,000	(35/85)
Robin B. Smith(2)	$1,348	N/A	N/A	$193,000	(36/85)
Stephen G. Stoneburn(2)	$1,323	N/A	N/A	$179,000	(36/85)
Clay T. Whitehead	$1,323	N/A	N/A	$174,000	(36/85)

(1)	Total compensation from the Fund and the Fund Complex (as defined in Note (4) on page 7 above) paid to each Independent Director for the year ended December 31, 2005 was as follows: Linda W. Bynoe—$4,820; David E. A. Carson—$5,263; Robert E. La Blanc—$5,179; Douglas H. McCorkindale—$4,958; Richard A. Redeker—$5,219; Robin B. Smith—$5,438; Stephen G. Stoneburn—$5,210; and Clay T. Whitehead—$4,990. Except as noted in Note (4) on page 7 above, the Fund does not hold itself out as part of any fund complex.
(2)	Certain Independent Directors defer their fees from the Fund and Fund Complex (as defined in Note (4) on page 7 above). Such fees deferred during 2005, included in the “Total Compensation From the Fund” column by Ms. Bynoe, Ms. Smith and Messrs. McCorkindale and Stoneburn were $4,820, $5,438, $1,326 and $1,337, respectively.
(3)	Numbers in parenthesis indicate number of funds/portfolios in the Prudential Mutual Fund Complex (including the Fund) at December 31, 2005 to which aggregate compensation relates.
(4)	Ms. Bynoe was elected to the Board on August 17, 2005.
(5)	Messrs. Dorsey and Mooney resigned from the Board effective August 17, 2005.

DIRECTORS’ AND NOMINEES’ OWNERSHIP OF FUND SECURITIES

The following table sets forth the dollar range of equity securities beneficially owned by each Director and Nominee in the Fund and the Prudential Mutual Fund Complex as of December 31, 2005.(1)

Name of Director	Aggregate Dollar Range of Securities in the Fund	Aggregate Dollar Range of Securities in Investment Companies Overseen by Director in the Prudential Mutual Fund Complex(1)
INDEPENDENT DIRECTORS/NOMINEES
Linda W. Bynoe	None	None
David E. A. Carson	None	None
Robert E. La Blanc	$1–$10,000	$10,001–$50,000
Douglas H. McCorkindale	None	None
Richard A. Redeker	None	None
Robin B. Smith	None	None
Stephen Stoneburn	None	None
Clay T. Whitehead	$1–$10,000	$10,001–$50,000

INTERESTED DIRECTORS
Robert F. Gunia	None	None
Judy A. Rice	None	None

(1)	Except as noted in Note (4) on page 7 above, the Fund does not hold itself out as part of any family of investment companies.

As of December 31, 2005, Directors, Nominees and officers of the Fund, in the aggregate, beneficially owned less than 1% of the Fund’s outstanding common stock.

Mr. McCorkindale, an Independent Director of the Fund, owns limited partnership interests in a family partnership that owns interests in four hedge funds managed by an affiliate of Wellington.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

The Board of Directors met five times during the Fund’s fiscal year ended March 31, 2006, and each Director at the time attended at least 75% of the total number of meetings of the Board. The Board has an Audit Committee and a Nominating and Governance Committee.

AUDIT COMMITTEE

The Fund has a standing Audit Committee that consists entirely of Independent Directors of the Fund, all of whom are independent and financially literate, as defined in Section 303A of the listing standards of the New York Stock Exchange. The members of the Audit Committee are Msses. Bynoe and Smith (Ex-Officio) and Messrs. Carson (Chairperson), Stoneburn and Whitehead. The Board has determined in accordance with Section 303A that Mr. Carson possesses accounting or related financial management expertise and qualifies as an “audit committee financial expert.” The responsibilities of the Audit Committee are to assist the Board in overseeing the Fund’s independent registered public accounting firm, accounting policies and procedures, and other areas relating to the Fund’s auditing processes. The Audit Committee is responsible for pre-approving all audit services and any permitted non-audit services to be provided by the independent registered public accounting firm directly to the Fund. The Audit Committee is also responsible for pre-approving permitted non-audit services to be provided by the independent registered public accounting firm to (1) the Investment Adviser and (2) any entity in a control relationship with the Investment Adviser that provides ongoing services to the Fund, provided that the engagement of the independent registered public accounting firm relates directly to the operation and financial reporting of the Fund.

The Fund’s Audit Committee operates pursuant to a written charter adopted on March 2, 2005, which was included in the Fund’s Proxy statement dated August 17, 2005. The Fund’s Audit Committee has received written disclosures and the letter required by Independence Standards Board Standard No. 1, as may be modified or supplemented, from KPMG LLP (“KPMG”), independent registered public accounting firm for the Fund. The Audit Committee has discussed with KPMG such firm’s independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 61. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent registered public accounting firm is compatible with maintaining the independence of those accountants.

The Audit Committee met four times during the fiscal year ended March 31, 2006, and each Director who was then a member of the Audit Committee was in attendance at those meetings. On May 25, 2006, the Committee met to review the Fund’s audited financial statements. Attached as Appendix A is a copy of the Audit Committee’s Report with respect to the Fund’s audited financial statements. Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with fund management and the independent registered public accounting firm, the Audit Committee recommended to the Directors that the Fund’s audited financial statements for the 2006 fiscal period be included in the Fund’s Annual Report to Stockholders.

NOMINATING AND GOVERNANCE COMMITTEE

On March 2, 2005, the Fund’s Nominating Committee functions were expanded and the Committee was redesignated the Nominating and Governance Committee. The Fund’s Nominating and Governance Committee consists entirely of Independent Directors of the Fund, who are determined to be independent as defined in the listing standards of the New York Stock Exchange. The members of the Nominating and Governance Committee are Ms. Smith (Ex-officio) and Messrs. La Blanc, McCorkindale and Redeker (Chairperson). The Nominating and Governance Committee is responsible for nominating directors and making recommendations to the Board concerning Board composition, committee structure and governance, director education, director compensation and governance practices. The Fund has adopted a charter of the Nominating and Governance Committee, which is available on the Fund’s website and has been previously provided as an appendix to a proxy statement delivered to Fund shareholders during the fiscal year ended March 31, 2006. In addition the Committee has established procedures to identify and evaluate potential nominees. The Nominating and Governance Committee met four times during the fiscal year ended March 31, 2006, and each Director who was then a Committee member was in attendance at those meetings.

NOMINEE QUALIFICATIONS. The Nominating and Governance Committee considers, among other things, whether prospective nominees have distinguished records in their primary careers, high integrity and commitment to fulfill the fiduciary duties inherent in Board membership. The Committee also considers whether prospective nominees have knowledge in areas important to the Board’s operations, such as background or education in finance, auditing, or, the workings of the securities markets. For candidates to serve as independent directors, independence from the Fund’s investment adviser, its affiliates and other principal service providers is critical, as is an independent and questioning mindset. The Committee also considers whether the prospective candidates’ workloads would allow them to attend the vast majority of Board meetings, be available for service on Board committees, and devote the additional time and effort necessary to keep up with Board matters and the rapidly changing regulatory environment in which the Fund operates.

IDENTIFICATION OF NOMINEES. The Nominating and Governance Committee considers prospective candidates from stockholders and any other source it deems appropriate. The Committee will consider nominees recommended by stockholders if such proposed nominations are submitted in writing to the attention of the Chairperson of the Committee, Richard A. Redeker (addressed c/o The High Yield Plus Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102). The Committee initially evaluates prospective candidates on the basis of the information it receives, considered in light of the criteria discussed above. The Committee must receive at least the following information regarding a candidate: (1) name; (2) date of birth; (3) education; (4) business, professional or other relevant experience and areas of expertise; (5) current business, professional or other relevant experience and areas of expertise; (6) current business and home addresses and contact information; (7) other board positions or prior experience; and (8) any knowledge and experience relating to investment companies and investment company governance. Those prospective candidates that appear likely to be able to fill a significant need of the Board would be contacted by a Committee member by telephone to discuss the position; if there appeared to be sufficient interest, an in-person meeting with the Committee would be arranged. Any request by management to meet with the prospective candidate would be given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

Directors must be elected by a vote of a majority of the shares present at the Meeting in person or by proxy and entitled to vote thereon.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS

THAT YOU VOTE “FOR” THE NOMINEES.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), Section 30(h) of the 1940 Act and SEC regulations thereunder, the Fund’s officers and Directors, persons owning more than 10% of the Fund’s common stock and certain personnel of the Investment Adviser or affiliated persons of the Investment Adviser are required to report their transactions in the Fund’s common stock to the SEC, the New York Stock Exchange and the Fund. Officers, Directors and greater than ten percent stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms, and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30(h) of the 1940 Act (i.e., any investment adviser or affiliated person of the fund’s investment adviser) have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

DIRECTOR ATTENDANCE AT MEETINGS AND

STOCKHOLDER COMMUNICATIONS

Generally, the Chairperson of the Board, or another Director of the Fund in the Chairperson’s absence, attends and chairs the Fund’s Annual Meeting of Stockholders. The Fund does not require attendance by Directors at annual meetings of stockholders. Stockholders may send written communications to the Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Board of Directors or the individual Director, as the case may be, c/o the Chief Compliance Officer (addressed to The High Yield Plus Fund, Inc., Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act, must continue to meet all the requirements of Rule 14a-8. See “Stockholder Proposals” below.

INFORMATION ON THE FUND’S INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Upon the recommendation of the Audit Committee, a majority of the Independent Directors, selected KPMG to act as the independent registered public accounting firm for the Fund for the fiscal year ending March 31, 2007. The selection of KPMG was ratified by the entire Board. KPMG has advised the Fund that, to the best of its knowledge and belief, as of the Record Date, no KPMG professional had any direct or material indirect ownership interest in the Fund inconsistent with independent professional standards pertaining to accountants. Representatives of KPMG are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. In reliance on Rule 32a-4 under the 1940 Act, the Fund is not seeking shareholder ratification of the selection of KPMG as its independent registered public accounting firm.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES

The SEC’s auditor independence rules require the Audit Committee of the Fund to pre-approve (a) all audit and permissible non-audit services provided by the Fund’s independent registered public accounting firm directly to the Fund and (b) those permissible non-audit services provided by the Fund’s independent registered public accounting firm to the Investment Adviser and any entity controlling, controlled by or under common control with the Investment Adviser that provides ongoing services to the Fund (collectively, the “Affiliated Service Providers”), if the services relate directly to the operations and financial reporting of the Fund.

The tables below set forth the fees billed by KPMG for the fiscal years ended March 31, 2006 and March 31, 2005, respectively, for (i) all audit and non-audit services provided directly to the Fund and (ii) those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the Fund’s operations and financial reporting, and, therefore, require Audit Committee pre-approval. Services under the caption:

•	AUDIT FEES are for the audit of the Fund’s annual financial statements included in the Fund’s reports to stockholders and in connection with statutory and regulatory filings or engagements;

•	AUDIT-RELATED FEES include assurance and related services reasonably related to the performance of the audit of the Fund’s annual financial statements not included in Audit Fees;

•	TAX FEES include tax compliance, tax advice and tax planning; and

•	ALL OTHER FEES include any other products and services provided by KPMG.

FEES FOR AUDIT AND NON-AUDIT SERVICES PROVIDED DIRECTLY TO THE FUND:

For the fiscal year ended March 31, 2006.

Audit Fees	Audit-Related Fees($)	Tax Fees	All Other Fees
$22,500	None	None	None

For the fiscal year ended March 31, 2005.

Audit Fees	Audit-Related Fees($)	Tax Fees	All Other Fees
$22,500	None	None	None

FEES FOR NON-AUDIT SERVICES PROVIDED TO THE FUND’S AFFILIATED SERVICE PROVIDERS FOR WHICH PRE-APPROVAL BY THE COMMITTEE WAS REQUIRED:

For the fiscal year ended March 31, 2006.

Audit-Related Fees($)	Tax Fees	All Other Fees
None	None	None

For the fiscal year ended March 31, 2005.
Audit-Related Fees($)	Tax Fees	All Other Fees
None	None	None

AGGREGATE NON-AUDIT FEES FOR SERVICES PROVIDED TO THE FUND AND ITS AFFILIATED SERVICE PROVIDERS, REGARDLESS OF WHETHER PRE-APPROVAL WAS REQUIRED.

For the fiscal year ended March 31, 2006.

Aggregate Non-Audit Fees($)
None

For the fiscal year ended March 31, 2005.

Aggregate Non-Audit Fees($)
None

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES.

Audit and non-audit services provided to the Fund by KPMG require pre-approval by the Fund’s Audit Committee; provided, however, that the pre-approval requirement with respect to non-audit services to the Fund may be waived consistent with the exceptions provided for in the 1934 Act. The Audit Committee, or under certain limited circumstances, the Committee Chairperson or other Committee member to whom this responsibility may be delegated, pre-approves these services on a case-by-case basis. All of the audit and non-audit services described above for which KPMG billed the Fund fees for the fiscal years ended March 31, 2006 and March 31, 2005 were pre-approved by the Audit Committee. For the fiscal years ended March 31, 2006 and March 31, 2005, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by KPMG.

OTHER MATTERS

No business, other than as set forth above, is expected to come before the Meeting. Should any other matters requiring a vote of stockholders properly come before the Meeting, in accordance with the Fund’s By-Laws, the laws of the state of Maryland and the proxy rules under the 1934 Act, the persons named in the enclosed proxy will vote thereon in accordance with their best judgment in the interests of the Fund. The Chairperson of the Meeting may refuse to acknowledge the introduction of any stockholder proposal not made in accordance with the procedures set forth below in the section entitled “Stockholder Proposals.”

FUND MANAGEMENT AND ADMINISTRATION

Wellington Management Company, LLP, 75 State Street, Boston, Massachusetts 02109, is the Fund’s Investment Adviser. The Investment Adviser is a Massachusetts limited liability partnership. The Investment Adviser is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. As of March 31, 2006, the Investment Adviser held discretionary investment authority over client assets totaling approximately $542 billion. The Investment Adviser and its predecessor organizations have provided investment advisory services for over 70 years. The Investment Adviser is owned by its 94 partners, all of who are active members of the firm. The Investment Adviser is not affiliated with PI, the Fund’s administrator, which is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077.

The Fund does not currently have a principal underwriter.

STOCKHOLDER PROPOSALS

The Fund’s By-Laws require stockholders wishing to nominate Directors or make proposals to be voted on at the Fund’s annual meeting to provide notice to the Secretary of the Fund at least 90 days in advance of the anniversary of the date that the Fund’s Proxy Statement for its previous year’s annual meeting was first released to stockholders or 120 days in advance of the anniversary of such date if a stockholder wishes to have such nomination or proposal to be included in the Fund’s Proxy Statement and form of proxy for that meeting. Accordingly, if a stockholder intends to present a proposal at the Fund’s annual meeting of stockholders in 2007, the stockholder must deliver the proposal to the offices of the Fund at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077 on or before April 21, 2007 or March 22, 2007, in the case where a stockholder desires to have such proposal included in the Fund’s Proxy Statement and form of proxy for that meeting. The notice must contain information sufficient to identify the nominee(s) or proposal and to establish that the stockholder beneficially owns shares that would be entitled to vote on the nomination or proposal. Stockholder nominations and proposals that are submitted in a timely manner will not necessarily be included in the Fund’s proxy materials. Inclusion of such nomination or proposal is subject to limitation under the federal securities laws. Stockholder nominations or proposals not received on or before April 21, 2007 or March 22, 2007, as applicable, will not be considered “timely” within the meaning of Rule 14a-4(c) of the 1934 Act.

NOTICE TO BANKS, BROKER-DEALERS AND VOTING

TRUSTEES AND THEIR NOMINEES

Please advise the Fund, at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-4077, whether other persons are beneficial owners of shares for which proxies are being solicited and, if so, the number of copies of the Proxy Statement you wish to receive in order to supply copies to such beneficial owners of shares.

By order of the Board of Directors,

/S/ DEBORAH A. DOCS
Deborah A. Docs Secretary and Chief Legal Officer

Dated: July 19, 2006

Appendix A

THE HIGH YIELD PLUS FUND, INC.

AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors of The High Yield Plus Fund, Inc. (the “Fund”) operates pursuant to a Charter adopted March 2, 2005, which sets forth the role of the Audit Committee in the Fund’s financial reporting process. Pursuant to the Charter, the role of the Audit Committee is to oversee the Fund’s accounting and financial reporting processes and the quality and integrity of the Fund’s financial statements and the independent audit of those financial statements. The Committee is responsible for, among other things, recommending the initial and ongoing engagement of the auditors and reviewing the scope and results of the Fund’s annual audit with the Fund’s independent auditors. Fund management is responsible for the preparation, presentation and integrity of the Fund’s financial statements and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews.

The Audit Committee met on May 25, 2006 to review the Fund’s audited financial statements for the fiscal period ended March 31, 2006. In performing this oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Funds’ management and their independent auditors, KPMG, LLP (“KPMG”). The Audit Committee has discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, and has received the written disclosures and the letter from KPMG required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed with KPMG its independence.

Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and KPMG.

Based upon this review and related discussions, and subject to the limitation on the role and responsibilities of the Audit Committee set forth above and in the Charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s Annual Report to Stockholders for the fiscal year ended March 31, 2006.

The members of the Audit Committee are listed below. Each has been determined to be independent pursuant to New York Stock Exchange Rule 303A.06.

Linda W. Bynoe	Stephen G. Stoneburn
David E. A. Carson	Clay T. Whitehead
Robin Smith (Ex. Officio)

May 25, 2006

A-1

The High Yield Plus Fund, Inc.

Proxy

Statement

The High

Yield Plus

Fund, Inc.

Notice of

Annual Meeting

to be held on

August 30, 2006

and

Proxy Statement

PROXY	THE HIGH YIELD PLUS FUND, INC.	PROXY

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102-4077

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. The undersigned hereby appoints Deborah A. Docs, Robert F. Gunia and Grace C. Torres as Proxies, each with the power of substitution, and hereby authorizes her to represent and to vote, as designated on the reverse side of this card, all the shares of Common Stock of The High Yield Plus Fund, Inc. held of record by the undersigned on June 20, 2006 at the Annual Meeting of Stockholders to be held on August 30, 2006, or any adjournment thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES PRINTED ON THE REVERSE SIDE OF THIS CARD.

PLEASE MARK, SIGN, DATE, AND RETURN THE PROXY CARD USING THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

HAS YOUR ADDRESS CHANGED?

☒	Please mark votes as in this example.	3543

The Board of Directors recommends a vote FOR the following nominees.

1.	Election of Directors:
Class III: (01) Linda W. Bynoe, (02) Stephen G. Stoneburn, (3) Clay T. Whitehead
If you do not wish your shares voted “For” particular nominee(s), mark the “For all nominees except” box and indicate on the line below the nominee(s) for which you wish authority to vote be withheld.
			FOR ALL NOMINEES	☐	☐	WITHHELD FROM ALL NOMINEES
	FOR ALL NOMINEES EXCEPT	☐	For all nominees except as noted on the line above

In their discretion, the Proxies are authorized to vote, according to their best judgment in the interest of The High Yield Plus Fund, Inc., upon such other business as may properly come before the meeting or any adjournment thereof.

Mark box at right if an address change has been noted on the reverse side of this card. ☐

The signature(s) hereon should correspond exactly with the name(s) of the Stockholder(s) appearing on the record books. If stock is jointly held, all joint owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If signer is a corporation, please sign the full corporate name, and give title of signing officer. If signer is a partnership, please sign in partnership name by authorized person, giving full title as such.

Signature:	Date:	Signature:	Date: